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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                          1-6453                  95-2095071
--------                          ------                  ----------
(State of Incorporation)          (Commission             (I.R.S. Employer
                                  File Number)            Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)







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National Semiconductor Corporation


Index
                                                            Page
                                                            ----

Item 9. Regulation FD Disclosure                            3-4

Signature                                                   5





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ITEM 9.  Regulation FD Disclosure

On October 4, 2002, the Registrant filed its Quaterly Report on Form 10-Q for the fiscal quarter ended August 25, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

                    Certification of Chief Executive Officer
                    ----------------------------------------

     Pursuant to 18 U.S.C Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of National Semiconductor Corporation (the "Company") hereby certifies that:

     (i) the Quaterly Report on Form 10-Q of the Company for the fiscal quarter ended August 25, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 30, 2002                 /S/  BRIAN L. HALLA
                                          Brian L. Halla
                                          President and Chief Executive Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                    Certification of Chief Financial Officer
                    ----------------------------------------

     Pursuant to 18 U.S.C Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of National Semiconductor Corporation (the "Company") hereby certifies that:

     (i) the Quaterly Report on Form 10-Q of the Company for the fiscal quarter ended August 25, 2002 (the "Report") fully complies with the requirements of
Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 30, 2002                   /S/  LEWIS CHEW
                                            Lewis Chew
                                            Senior Vice President, Finance
                                            and Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.




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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NATIONAL SEMICONDUCTOR CORPORATION

Dated: September 30, 2002                   /S/  ROBERT E. DEBARR
                                            Robert E. DeBarr
                                            Controller
                                            (Principal Accounting Officer)